Worthington Industries Joe Hayek – Chief Financial Officer 2021 Virtual Global Industrials Conference November 11, 2021

Safe Harbor Worthington Industries wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995 (the “Act"). Statements by the Company which are not historical information constitute "forward looking statements" within the meaning of the Act. All forward-looking statements are subject to risks and uncertainties which could cause actual results to differ from those projected. Factors that could cause actual results to differ materially include risks, uncertainties and impacts described from time to time in the Company's filings with the Securities and Exchange Commission, including those related to COVID-19 and the various actions taken in connection therewith, which could also heighten other risks. 2

Net sales of $3.6 billion TTM 08/31/21 8,000 7 53 5,100 3

Corporate Citizenship & Sustainability Long history of keeping employees safe, practicing good citizenship and protecting the environment For more details, please see our 2021 Citizenship & Sustainability Report located on the “Sustainability Report” page of our website at: www.WorthingtonIndustries.com 4

5 New reporting segments announced starting fiscal 2022 Segments better align businesses around the attractive end-markets they serve and provide investors with greater insights into performance

$3.6 billion of sales in trailing Twelve Month ended 08/31/21 6 Net Sales by End-Market $3.6 Billion Adjusted EBITDA* by Segment $604.3 Million *EBITDA adjusted to exclude restructuring and impairment

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8 Utilizing Machine Sensoring and Analytics for Predictive Maintenance Situation: Despite regularly planned maintenance there can be unpredictable outages on machines that require costly unplanned down time and rework Vision: Improve the reliability of our equipment by utilizing automation, analytics, and advanced technologies to enable better decision making and enable our maintenance function to be proactive rather than reactive What we did: Partnered with a start-up company to install remote sensors and a monitoring solution Piloted the solution on critical machinery and after some success we have now installed over 60 sensors across the company What we achieved: We receive alerts with maintenance recommendations when potential issues are detected We have reduced unplanned machine downtime We reduced rework and increased productivity allowing our maintenance team to be more strategic Prevented 350+ Hours Unplanned machine downtime Avoided $1 Million in potential lost earnings TRANSFORMATION

9 Consumer need identified to know how much fuel was remaining in hand torch and camping gas cylinders Concept designed and manufacturing outsourced to enable quick speed to market Available at 24 retailers nationwide under Bernzomatic and Coleman brands MEET YOUR NEW FUEL COMPANION.  The Digital Fuel Gauge will help ensure you’re never left on empty.   Digital Fuel Gauge for portable cylinders 9 INNOVATION

Becoming a global leader in the Electrical steel market Planned acquisition of Tempel expands our product offerings adding highly engineered, precision-stamped, electrical steel laminations. The acquisition will immediately make us a market leader in the rapidly growing electrical steel market that includes transformers, machine motors, and electric vehicle motors 10 Market leader in precision engineered electrical steel lamination components for high growth end markets Entry into rapidly growing electrical steel market Key industry trends driving higher growth for electric motors and transformers Enhances existing automotive offerings and will position Tempel to further penetrate growing hybrid and EV markets based on Worthington’s experience and relationships Adds new end-market exposure to the important electricity infrastructure and distribution markets Global manufacturing footprint with 5 facilities to support customer needs Attractive financial returns Purchase price of approximately $255 million cash plus assumption of certain liabilities $377 million in revenue, $35 million adjusted EBITDA excluding estimated inventory holding gains (TTM 09/30/21) Expected to close in December 2021

11 As the world transitions to renewable energy and electric vehicles, demand for electric motors and transformers will grow significantly

12 Net Sales by End-Market (CY 2020) Tempel serves diverse and attractive end-markets which are projected to grow faster than GDP Source: McKinsey & Company Projected Global Growth Through 2025

Global Operations Global manufacturing capabilities allow Tempel to partner with its customers worldwide and adjust to changing production needs U.S. – Chicago, IL Mexico – Monterrey, Nuevo Leon China – Changzhou, Jiangsu India – Chennai, Tamil Nadu Canada – Burlington, Ontario U.S. – Levittown, PA U.S. – Buena Park, CA Europe 13 Tempel’s global footprint allows it to serve customers worldwide

Financial goals 14 increase margins / DECREASE ASSET INTENSITY Reduce earnings volatility Modest leverage / ample liquidity (investment grade) Balanced capital allocation Rigorous capital discipline 14

Balanced Capital allocation strategy 15 Strong cash flows and significant liquidity support balanced approach to capital allocation focused on growth and rewarding shareholders Reinvest in the business to create value and support growth FY2021 CapEx of $82.2 million Focus on core businesses and selectively grow into new markets Focus on higher margin / high cash flow businesses Dividend paid quarterly since becoming a public company in 1968 Eleven consecutive years of dividend increases Opportunistic approach has reduced share count 30% over past 10 years since start of FY 2012 8.3 million shares remaining on authorization Over $3 billion of capital deployed in past 10 years since start of FY2012 ($ millions) Growth Rewarding Shareholders *Information based on financials since FY 2012 through FY 2021

Consolidated FINANCIAL Results *Adjusted for restructuring and non-recurring items. See supplemental data schedules in appendix for reconciliation of adjustments. 16

KEY INVESTMENT HIGHLIGHTS 17 Business segments aligned around diverse and attractive end-markets with market leading positions Actively pursuing growth through innovation, transformation, and acquisitions Multiple new product launches complete and pending 4 acquisitions announced calendar year to date Balanced approach to capital allocation focused on investing for growth and rewarding shareholders Dividend paid since becoming a public company in 1968 Opportunistically reduced share count by 30% over past 10 years Solid free cash flow and ample liquidity to continue executing on strategy Worthington offers an attractive investment opportunity balancing growth and rewarding shareholders

Supplemental Data 18

Consumer Products I market leading brands 19 Market leading brands sold primarily through big-box retailers Net Sales Adj. EBITDA ($ Millions)

Consumer products Financials 20 *excludes restructuring and non-recurring charges.

BUILDING PRODUCTS I SEGMENT

Broad array of market-leading commercial and residential building products primarily sold through distributors. Equity earnings of WAVE and ClarkDietrich joint-ventures reported as part of Building Products EBIT.

Products	FY21 Net Sales	Adj. EBITDA Contribution
 Propane cylinders used in residential and commercial buildings;  Refrigerant, foam & adhesive;  Water solutions	$402.0M	$30.0M
 WAVE ceiling solutions	$185.9M*	$78.9M
 ClarkDietrich metal framing	$223.3M*	$24.6M

*Represents pro-rata share of JV's Net Sales

($ Millions)

Net Sales



$383
$402
$88
$115
FY20
FY21
FY21 Q1
FY22 Q1

Adj. EBITDA*



$121.9
$133.5
$27.1
$52.5
FY20
FY21
FY21 Q1
FY22 Q1

*FY20 Adj. EBITDA excludes $23.1M gain related divestiture of WAVE's foreign operations

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building products Financials 22 *excludes restructuring and non-recurring charges, includes results from Unconsolidated JV’s WAVE and ClarkDietrich. FY20 Adj EBITDA & EBIT excludes a $23.1M gain for the sale of WAVE’s foreign assets.

SUSTAINABLE ENERGY SOLUTIONS I
THE BANKABLE SUSTAINABLE MOBILITY SOLUTIONS PARTNER

SEGMENT HIGHLIGHTS

> $800B
Global hydrogen market potential (2050)

$3.4B
CNG / RNG / H2 tank market size (2025)

WORTHINGTON

~450K
CNG / H2 passenger cars outfitted to date

~2,230
CNG / H2 buses & trucks outfitted to date

>1 million L
Storage and transport capacity enabled

$135M
FY21 Revenue

$11.6M
Adj. EBITDA

Full-scale provider of all gas-containment solutions: cylinders, systems & components

Sources: Market&Market, BloombergNEF



High-pressure cylinders, bundles and containers for CNG and Hydrogen applications





Valves, Pressure Regulator, Filters, etc.



Type 1	Type 2	Type 3	Type 4
All steel	Fiberglass hoop wrap Steel liner	Carbon full wrap Aluminium liner	Carbon full wrap plastic liner



Onboard fueling systems for CNG and Hydrogen applications (light, medium and heavy-duty vehicles)

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Sustainable Energy Solutions Financials 24 *excludes restructuring and non-recurring charges.

Net Sales Steel Processing I Segment 25 High value-add steel processing Broad range of metal products in sheet, coil and strip configurations as well as processing capabilities including cold reduction, specialty coatings, annealing, pickling, slitting and blanking Laser welding solutions Laser welded solutions for lightweight and safety critical components to automotive and other markets. Capability to process steel and aluminum. AGRICULTURE Steel Processing Sales by End-Market FY22 Q1 08/31/21 End Markets Adj. EBITDA ($ Millions) Automotive Construction

STEEL PROCESSING Financials 26 *excludes restructuring and non-recurring charges, includes results from Unconsolidated JV Serviacero

Supplemental Data 27 Adjusted EBITDA / Free Cash Flow

Supplemental Data 28 Consolidated Adjusted EPS *FY2019 reflected a pre-tax restructuring gain of $1 million ($0.01/share). FY2020 reflected a pre-tax restructuring and non-recurring charges of $71 million ($0.98/share). FY2021 reflected pre-tax restructuring charges of $120 million ($1.84/share). 3M FY2021 reflected pre-tax restructuring charges of $61 million ($0.88/share). 3M FY2022 reflected pre-tax restructuring benefits of $6 million ($0.09/share).

Supplemental Data 29 Reconciliation OF ADJUSTED eBit & EBITDA - fy21 *The table above presents summarized financial information for our reportable segments for the periods indicated, as well as a reconciliation of adjusted EBIT to the most comparable GAAP measure, which is operating income (loss) for purposes of measuring segment profit.

Supplemental Data 30 Reconciliation OF ADJUSTED eBit & ebitda - fy20 *The table above presents summarized financial information for our reportable segments for the periods indicated, as well as a reconciliation of adjusted EBIT to the most comparable GAAP measure, which is operating income (loss) for purposes of measuring segment profit.

Supplemental Data 31 Reconciliation OF ADJUSTED eBit & EBITDA – fy22 Q1 *The table above presents summarized financial information for our reportable segments for the periods indicated, as well as a reconciliation of adjusted EBIT to the most comparable GAAP measure, which is operating income (loss) for purposes of measuring segment profit.

Supplemental Data 32 Reconciliation OF ADJUSTED eBit & EBITDA – fy21 Q1 *The table above presents summarized financial information for our reportable segments for the periods indicated, as well as a reconciliation of adjusted EBIT to the most comparable GAAP measure, which is operating income (loss) for purposes of measuring segment profit.

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